UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                 April 24, 2003


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                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                   0-9273                     41-0903312
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
   Of Incorporation)                                      Identification Number)


       7500 Boone Avenue North
            Minneapolis, MN                                         55428
(Address of principal executive offices)                          (Zip Code)

                                 (763) 493-6370
                (Company's telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  EXHIBITS.

                Exhibit
                  No.                         Description
                -------     ----------------------------------------------------
                   99.1     Press Release issued April 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

         Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being furnished under Item 12, "Results of Operations and Financial Condition," of Form 8-K.

         On April 24, 2003, MOCON, Inc. issued a press release describing its results of operations for its first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MOCON, INC.


Dated:  April 25, 2003                       By: /s/  Robert L. Demorest
                                                -------------------------------
                                                 Robert L. Demorest
                                                 Chairman, President and
                                                 Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Description                                   Method of Filing
----------        -----------                                   ----------------

99.1              Press release dated April 24, 2003            Filed herewith